Exhibit (g)(1)(d)(i)

AMENDMENT #17 dated as of November 23, 2010 to the

Custody Agreement dated as of May 25, 2006, between PROSHARES TRUST

(“ProShares”) and JPMORGAN CHASE BANK, N.A. (“Bank”), as amended from time to time.

EXHIBIT 1

PROSHARES TRUST PORTFOLIOS

THAT ARE PARTIES TO THIS CUSTODY AGREEMENT

1.	ProShares Short S&P500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short MidCap400

5.	ProShares UltraShort S&P500
6.	ProShares UltraShort QQQ
7.	ProShares UltraShort Dow30
8.	ProShares UltraShort MidCap400

9.	ProShares Ultra S&P500
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400

13.	ProShares Ultra SmallCap600
14.	ProShares Ultra Russell2000

15.	ProShares Short SmallCap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort SmallCap600
18.	ProShares UltraShort Russell2000

19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials
23.	ProShares Ultra Health Care
24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas
26.	ProShares Ultra Real Estate
27.	ProShares Ultra Semiconductors
28.	ProShares Ultra Technology
29.	ProShares Ultra Utilities

30.	ProShares UltraShort Basic Materials
31.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services
33.	ProShares UltraShort Financials
34.	ProShares UltraShort Health Care

35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors
39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities

41.	ProShares Ultra Russell1000 Value
42.	ProShares Ultra Russell1000 Growth
43.	ProShares Ultra Russell MidCap Value
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort Russell1000 Value
48.	ProShares UltraShort Russell1000 Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth

53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares UltraShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE/Xinhua China 25

59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury

61.	ProShares Ultra FTSE/Xinhua China 25
62.	ProShares Ultra MSCI Japan

63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications

65.	ProShares Short Financials
66.	ProShares Short Oil & Gas

67.	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets
69.	ProShares Ultra Russell3000

70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil

73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000

75.	ProShares Credit Suisse 130/30

2

76.	ProShares UltraPro S&P500
77.	ProShares UltraPro Short S&P500

78.	ProShares Short 20+ Year Treasury

79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury

81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400
83.	ProShares UltraPro Russell2000
84.	ProShares UltraPro QQQ
85.	ProShares UltraPro Short Dow30
86.	ProShares UltraPro Short MidCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares UltraPro Short QQQ

89.	ProShares Short Basic Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE/Xinhua China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology

94.	ProShares Ultra KBW Regional Banking
95.	ProShares Short KBW Regional Banking

96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market

100.	ProShares RAFI Long/Short

3

SCHEDULE A

PROSHARES TRUST

FEE SCHEDULE

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

from

JPMORGAN CHASE BANK, N.A.

A.	Global Custody Core Service Fees

Market Value Fees	Annual Fee
All domestic assets
First $2 billion	2.50 bp
Over $2 billion	1.00 bp

U.S. Market Transaction Charges	Per Transaction
DTC non-Russell index funds	$5.00
DTC Russell index funds	$3.50
Fed Book Entry	$5.00
Physical Transactions	$12.00
Futures/Options	$12.00
Wire Transfers	$8.00

B.	Out-of-Pocket Fees (Custody Only)

The Trust shall reimburse JPMorgan for all reasonable out-of-pocket expenses incurred on its behalf.

4

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

C.	Global Fee Schedule

Global Custody Core Service Fees

Asset charges (per annum) and Transaction charges (per security movement). These global custody fees are all the fees contemplated in Section 4.1 of the Global Custody Rider to this agreement.

Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)	Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)
Argentina	20.00	45.00	Jordan	35.00	75.00
Australia	2.00	20.00	Korea	10.00	35.00
Austria	2.50	35.00	Malaysia	8.00	35.00
Belgium	2.50	25.00	Mexico	8.00	25.00
Brazil	12.00	45.00	Morocco	35.00	75.00
Chile	20.00	45.00	Netherlands	2.00	20.00
China	20.00	45.00	New Zealand	3.00	35.00
Colombia	25.00	75.00	Norway	2.00	35.00
Czech Republic	17.00	45.00	Pakistan	35.00	75.00
Denmark	2.00	25.00	Peru	25.00	75.00
Egypt	25.00	50.00	Philippines	8.00	35.00
Finland	2.00	25.00	Poland	17.00	45.00
France	1.75	20.00	Portugal	4.00	35.00
Germany	1.75	20.00	Russia	17.00	45.00
Greece	8.00	25.00	Singapore	4.00	35.00
Hong Kong	3.00	35.00	South Africa	8.00	35.00
Hungary	17.00	45.00	Spain	2.50	35.00
India	10.00	45.00	Sweden	2.00	25.00
Indonesia	8.00	35.00	Switzerland	2.00	20.00
Ireland	2.00	35.00	Taiwan	15.00	45.00
Israel	15.00	45.00	Thailand	8.00	35.00
Italy	2.00	20.00	Turkey	10.00	35.00
Japan	1.25	20.00	United Kingdom	1.00	15.00

5

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

D.	Agency Services

JPMorgan shall be entitled to receive transaction fees from Authorized Participants (APs) according to the following schedule.

Fixed fee schedule charged to create or redeem Creation Units regardless of number of units redeemed or created for an order:

ProShares Ultra S&P500®	$2,500
ProShares Short S&P500®	$500
ProShares UltraShort S&P500®	$500
ProShares Ultra QQQ®	$500
ProShares Short QQQ®	$500
ProShares UltraShort QQQ®	$500
ProShares Ultra Dow30SM	$500
ProShares Short Dow30SM	$500
ProShares UltraShort Dow30SM	$500
ProShares Ultra MidCap400	$2,000
ProShares Short MidCap400	$500
ProShares UltraShort MidCap400	$500
ProShares Ultra Russell2000	$3,500
ProShares Short Russell2000	$500
ProShares UltraShort Russell2000	$500
ProShares Ultra SmallCap600	$3,000
ProShares Short SmallCap600	$500
ProShares UltraShort SmallCap600	$500

6

ProShares Ultra Russell1000 Value	$3,055
ProShares Short Russell1000 Value	$500
ProShares UltraShort Russell1000 Value	$500
ProShares Ultra Russell1000 Growth	$3,415
ProShares Short Russell1000 Growth	$500
ProShares UltraShort Russell1000 Growth	$500
ProShares Ultra Russell MidCap Value	$2,405
ProShares Short Russell MidCap Value	$500
ProShares UltraShort Russell MidCap Value	$500
ProShares Ultra Russell MidCap Growth	$2,695
ProShares Short Russell MidCap Growth	$500
ProShares UltraShort Russell MidCap Growth	$500
ProShares Ultra Russell2000 Value	$3,500
ProShares Short Russell2000 Value	$500
ProShares UltraShort Russell2000 Value	$500
ProShares Ultra Russell2000 Growth	$3,500
ProShares Short Russell2000 Growth	$500
ProShares UltraShort Russell2000 Growth	$500
ProShares Ultra Basic Materials	$500
ProShares Short Basic Materials	$500
ProShares UltraShort Basic Materials	$500
ProShares Ultra Consumer Goods	$755
ProShares Short Consumer Goods	$500
ProShares UltraShort Consumer Goods	$500
ProShares Ultra Consumer Services	$1,265

7

ProShares Short Consumer Services	$500
ProShares UltraShort Consumer Services	$500
ProShares Ultra Financials	$1,555
ProShares Short Financials	$500
ProShares UltraShort Financials	$500
ProShares Ultra Health Care	$800
ProShares Short Health Care	$500
ProShares UltraShort Health Care	$500
ProShares Ultra Industrials	$1,355
ProShares Short Industrials	$500
ProShares UltraShort Industrials	$500
ProShares Ultra Oil & Gas	$500
ProShares Short Oil & Gas	$500
ProShares UltraShort Oil & Gas	$500
ProShares Ultra Real Estate	$500
ProShares Short Real Estate	$500
ProShares UltraShort Real Estate	$500
ProShares Ultra Semiconductors	$500
ProShares Short Semiconductors	$500
ProShares UltraShort Semiconductors	$500
ProShares Ultra Technology	$1,105
ProShares Short Technology	$500
ProShares UltraShort Technology	$500
ProShares Ultra Utilities	$500
ProShares Short Utilities	$500

8

ProShares UltraShort Utilities	$500
ProShares Short MSCI Emerging Markets	$500
ProShares Short MSCI EAFE	$500
ProShares UltraShort MSCI Emerging Markets	$500
ProShares UltraShort MSCI Japan	$500
ProShares UltraShort MSCI EAFE	$500
ProShares UltraShort FTSE/Xinhua China 25	$500
ProShares UltraShort 7-10 Year Treasury	$500
ProShares UltraShort 20+ Year Treasury	$500
ProShares Ultra FTSE/Xinhua China 25	$500	*
ProShares Ultra FTSE/Xinhua China 25	$875	***
ProShares Ultra MSCI Japan	$500	*
ProShares Ultra MSCI Japan	$5,000	***
ProShares Ultra Telecommunications	$500
ProShares UltraShort Telecommunications	$500
ProShares Ultra MSCI EAFE	$500	*
ProShares Ultra MSCI EAFE	$1,250	***
ProShares Ultra MSCI Emerging Markets	$500	*
ProShares Ultra MSCI Emerging Markets	$1,250	***
ProShares UltraShort MSCI Europe	$500

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depository Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depository Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, the express written approval of the Custodian is required.

9

ProShares UltraShort MSCI Pacific ex-Japan	$500
ProShares UltraShort MSCI Brazil	$500
ProShares UltraShort MSCI Mexico Investable Market	$500
ProShares Ultra Russell3000	$3,500
ProShares UltraShort Russell3000	$500
ProShares Credit Suisse 130/30	$1,875
ProShares UltraPro S&P500®	$1,500
ProShares UltraPro Short S&P500®	$250
ProShares Short 7-10 Year Treasury	$250
ProShares Short 20+ Year Treasury	$250
ProShares Ultra 7-10 Year Treasury	$250
ProShares Ultra 20+ Year Treasury	$250
ProShares UltraPro Dow30	$325
ProShares UltraPro MidCap400	$1,250
ProShares UltraPro Russell2000	$3,500
ProShares UltraPro QQQ	$500
ProShares UltraPro Short Dow30	$250
ProShares UltraPro Short MidCap400	$250
ProShares UltraPro Short Russell2000	$250
ProShares UltraPro Short QQQ	$250
ProShares Short Basic Materials	$500
ProShares Short Real Estate	$500
ProShares Short FTSE/Xinhua China 25	$500
ProShares Ultra Nasdaq Biotechnology	$625

10

ProShares UltraShort Nasdaq Biotechnology	$500
ProShares Ultra KBW Regional Banking	$500
ProShares Short KBW Regional Banking	$500
ProShares Ultra MSCI Europe	$500	**
ProShares Ultra MSCI Pacific ex-Japan	$500	**
ProShares Ultra MSCI Brazil	$500	**
ProShares Ultra MSCI Mexico Investable Market	$500	**
ProShares RAFI Long/Short	$500

Additional Transaction Fees.

An additional charge of up to three (3) times the normal creation redemption fee (for a total charge of up to four (4) times the normal creation redemption fee) will be collected with respect to transactions effected by Authorized Participants outside the Clearing Process.

PROSHARES TRUST

/s/ Amy R. Doberman
Name:	Amy R. Doberman
Title:	Secretary

JPMORGAN CHASE BANK, N.A.

/s/ Ellen E. Crane
Name:	Ellen E. Crane
Title:	Executive Director

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depository Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depository Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, the express written approval of the Custodian is required

11

Exhibit (g)(1)(d)(ii)

EXHIBIT 1

To Domestic Custody Agreement Between JPMorgan Chase Bank, N.A. (“Bank”)

And Proshares Trust (“Proshares”), dated as of May 25, 2006 (the “Agreement”), as amended from time to time, and as amended by

AMENDMENT #18 dated as of January 6, 2011 to the

The following are the lists of funds and corresponding fee schedules for which Bank shall provide services in accordance with the Agreement. This Exhibit replaces in its entirety Exhibit 1 and the corresponding fee schedules of the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

PROSHARES TRUST PORTFOLIOS

THAT ARE PARTIES TO THIS CUSTODY AGREEMENT

1.	ProShares Short S&P500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short MidCap400

5.	ProShares UltraShort S&P500
6.	ProShares UltraShort QQQ
7.	ProShares UltraShort Dow30
8.	ProShares UltraShort MidCap400

9.	ProShares Ultra S&P500
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400

13.	ProShares Ultra SmallCap600
14.	ProShares Ultra Russell2000

15.	ProShares Short SmallCap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort SmallCap600
18.	ProShares UltraShort Russell2000

19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials

23.	ProShares Ultra Health Care
24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas
26.	ProShares Ultra Real Estate
27.	ProShares Ultra Semiconductors
28.	ProShares Ultra Technology
29.	ProShares Ultra Utilities

30.	ProShares UltraShort Basic Materials
31.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services
33.	ProShares UltraShort Financials
34.	ProShares UltraShort Health Care
35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors
39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities

41.	ProShares Ultra Russell1000 Value
42.	ProShares Ultra Russell1000 Growth
43.	ProShares Ultra Russell MidCap Value
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort Russell1000 Value
48.	ProShares UltraShort Russell1000 Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth

53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares UltraShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE China 25

59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury

61.	ProShares Ultra FTSE China 25
62.	ProShares Ultra MSCI Japan

63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications

65.	ProShares Short Financials
66.	ProShares Short Oil & Gas

2

67.	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets
69.	ProShares Ultra Russell3000

70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil

73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000

75.	ProShares Credit Suisse 130/30

76.	ProShares UltraPro S&P500
77.	ProShares UltraPro Short S&P500

78.	ProShares Short 20+ Year Treasury

79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury

81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400
83.	ProShares UltraPro Russell2000
84.	ProShares UltraPro QQQ
85.	ProShares UltraPro Short Dow30
86.	ProShares UltraPro Short MidCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares UltraPro Short QQQ

89.	ProShares Short Basic Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology

94.	ProShares Ultra KBW Regional Banking
95.	ProShares Short KBW Regional Banking

96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market

100.	ProShares RAFI Long/Short
101.	ProShares Hedge Replication ETF
102.	ProShares Ultra TIPS
103.	ProShares UltraShort TIPS

3

SCHEDULE A

PROSHARES TRUST

FEE SCHEDULE

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

from

JPMORGAN CHASE BANK, N.A.

A.	Global Custody Core Service Fees

Market Value Fees	Annual Fee
All domestic assets
First $2 billion	2.50 bp
Over $2 billion	1.00 bp

U.S. Market Transaction Charges	Per Transaction
DTC non-Russell index funds	$5.00
DTC Russell index funds	$3.50
Fed Book Entry	$5.00
Physical Transactions	$12.00
Futures/Options	$12.00
Wire Transfers	$8.00

B.	Out-of-Pocket Fees (Custody Only)

The Trust shall reimburse JPMorgan for all reasonable out-of-pocket expenses incurred on its behalf.

4

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

C.	Global Fee Schedule

Global Custody Core Service Fees

Asset charges (per annum) and Transaction charges (per security movement). These global custody fees are all the fees contemplated in Section 4.1 of the Global Custody Rider to this agreement.

Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)	Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)
Argentina	20.00	45.00	Jordan	35.00	75.00
Australia	2.00	20.00	Korea	10.00	35.00
Austria	2.50	35.00	Malaysia	8.00	35.00
Belgium	2.50	25.00	Mexico	8.00	25.00
Brazil	12.00	45.00	Morocco	35.00	75.00
Chile	20.00	45.00	Netherlands	2.00	20.00
China	20.00	45.00	New Zealand	3.00	35.00
Colombia	25.00	75.00	Norway	2.00	35.00
Czech Republic	17.00	45.00	Pakistan	35.00	75.00
Denmark	2.00	25.00	Peru	25.00	75.00
Egypt	25.00	50.00	Philippines	8.00	35.00
Finland	2.00	25.00	Poland	17.00	45.00
France	1.75	20.00	Portugal	4.00	35.00
Germany	1.75	20.00	Russia	17.00	45.00
Greece	8.00	25.00	Singapore	4.00	35.00
Hong Kong	3.00	35.00	South Africa	8.00	35.00
Hungary	17.00	45.00	Spain	2.50	35.00
India	10.00	45.00	Sweden	2.00	25.00
Indonesia	8.00	35.00	Switzerland	2.00	20.00
Ireland	2.00	35.00	Taiwan	15.00	45.00
Israel	15.00	45.00	Thailand	8.00	35.00
Italy	2.00	20.00	Turkey	10.00	35.00
Japan	1.25	20.00	United Kingdom	1.00	15.00

5

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

D.	Agency Services

JPMorgan shall be entitled to receive transaction fees from Authorized Participants (APs) according to the following schedule.

Fixed fee schedule charged to create or redeem Creation Units regardless of number of units redeemed or created for an order:

ProShares Ultra S&P500®	$2,500
ProShares Short S&P500®	$500
ProShares UltraShort S&P500®	$500
ProShares Ultra QQQ®	$500
ProShares Short QQQ®	$500
ProShares UltraShort QQQ®	$500
ProShares Ultra Dow30SM	$500
ProShares Short Dow30SM	$500
ProShares UltraShort Dow30SM	$500
ProShares Ultra MidCap400	$2,000
ProShares Short MidCap400	$500
ProShares UltraShort MidCap400	$500
ProShares Ultra Russell2000	$3,500
ProShares Short Russell2000	$500
ProShares UltraShort Russell2000	$500
ProShares Ultra SmallCap600	$3,000
ProShares Short SmallCap600	$500
ProShares UltraShort SmallCap600	$500

6

ProShares Ultra Russell1000 Value	$3,055
ProShares Short Russell1000 Value	$500
ProShares UltraShort Russell1000 Value	$500
ProShares Ultra Russell1000 Growth	$3,415
ProShares Short Russell1000 Growth	$500
ProShares UltraShort Russell1000 Growth	$500
ProShares Ultra Russell MidCap Value	$2,405
ProShares Short Russell MidCap Value	$500
ProShares UltraShort Russell MidCap Value	$500
ProShares Ultra Russell MidCap Growth	$2,695
ProShares Short Russell MidCap Growth	$500
ProShares UltraShort Russell MidCap Growth	$500
ProShares Ultra Russell2000 Value	$3,500
ProShares Short Russell2000 Value	$500
ProShares UltraShort Russell2000 Value	$500
ProShares Ultra Russell2000 Growth	$3,500
ProShares Short Russell2000 Growth	$500
ProShares UltraShort Russell2000 Growth	$500
ProShares Ultra Basic Materials	$500
ProShares Short Basic Materials	$500
ProShares UltraShort Basic Materials	$500
ProShares Ultra Consumer Goods	$755
ProShares Short Consumer Goods	$500
ProShares UltraShort Consumer Goods	$500
ProShares Ultra Consumer Services	$1,265

7

ProShares Short Consumer Services	$500
ProShares UltraShort Consumer Services	$500
ProShares Ultra Financials	$1,555
ProShares Short Financials	$500
ProShares UltraShort Financials	$500
ProShares Ultra Health Care	$800
ProShares Short Health Care	$500
ProShares UltraShort Health Care	$500
ProShares Ultra Industrials	$1,355
ProShares Short Industrials	$500
ProShares UltraShort Industrials	$500
ProShares Ultra Oil & Gas	$500
ProShares Short Oil & Gas	$500
ProShares UltraShort Oil & Gas	$500
ProShares Ultra Real Estate	$500
ProShares Short Real Estate	$500
ProShares UltraShort Real Estate	$500
ProShares Ultra Semiconductors	$500
ProShares Short Semiconductors	$500
ProShares UltraShort Semiconductors	$500
ProShares Ultra Technology	$1,105
ProShares Short Technology	$500
ProShares UltraShort Technology	$500
ProShares Ultra Utilities	$500
ProShares Short Utilities	$500

8

ProShares UltraShort Utilities	$500
ProShares Short MSCI Emerging Markets	$500
ProShares Short MSCI EAFE	$500
ProShares UltraShort MSCI Emerging Markets	$500
ProShares UltraShort MSCI Japan	$500
ProShares UltraShort MSCI EAFE	$500
ProShares UltraShort FTSE China 25	$500
ProShares UltraShort 7-10 Year Treasury	$500
ProShares UltraShort 20+ Year Treasury	$500
ProShares Ultra FTSE China 25	$500	*
ProShares Ultra FTSE China 25	$875	***
ProShares Ultra MSCI Japan	$500	*
ProShares Ultra MSCI Japan	$5,000	***
ProShares Ultra Telecommunications	$500
ProShares UltraShort Telecommunications	$500
ProShares Ultra MSCI EAFE	$500	*
ProShares Ultra MSCI EAFE	$1,250	***
ProShares Ultra MSCI Emerging Markets	$500	*
ProShares Ultra MSCI Emerging Markets	$1,250	***
ProShares UltraShort MSCI Europe	$500

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, the express written approval of the Bank is required.

9

ProShares UltraShort MSCI Pacific ex-Japan	$500
ProShares UltraShort MSCI Brazil	$500
ProShares UltraShort MSCI Mexico Investable Market	$500
ProShares Ultra Russell3000	$3,500
ProShares UltraShort Russell3000	$500
ProShares Credit Suisse 130/30	$1,875
ProShares UltraPro S&P500®	$1,500
ProShares UltraPro Short S&P500®	$250
ProShares Short 7-10 Year Treasury	$250
ProShares Short 20+ Year Treasury	$250
ProShares Ultra 7-10 Year Treasury	$250
ProShares Ultra 20+ Year Treasury	$250
ProShares UltraPro Dow30	$325
ProShares UltraPro MidCap400	$1,250
ProShares UltraPro Russell2000	$3,500
ProShares UltraPro QQQ	$500
ProShares UltraPro Short Dow30	$250
ProShares UltraPro Short MidCap400	$250
ProShares UltraPro Short Russell2000	$250
ProShares UltraPro Short QQQ	$250
ProShares Short Basic Materials	$500
ProShares Short Real Estate	$500
ProShares Short FTSE China 25	$500
ProShares Ultra Nasdaq Biotechnology	$625

10

ProShares UltraShort Nasdaq Biotechnology	$500
ProShares Ultra KBW Regional Banking	$500
ProShares Short KBW Regional Banking	$500
ProShares Ultra MSCI Europe	$500	**
ProShares Ultra MSCI Pacific ex-Japan	$500	**
ProShares Ultra MSCI Brazil	$500	**
ProShares Ultra MSCI Mexico Investable Market	$500	**
ProShares RAFI Long/Short	$500
ProShares Hedge Replication ETF	$500	*
ProShares Ultra TIPS	$250
ProShares UltraShort TIPS	$250

Additional Transaction Fees.

An additional charge of up to three (3) times the normal creation redemption fee (for a total charge of up to four (4) times the normal creation redemption fee) will be collected with respect to transactions effected by Authorized Participants outside the Clearing Process.

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, the express written approval of the Bank is required

11

PROSHARES TRUST

/s/ Louis M. Mayberg
Name: Louis M. Mayberg
Title: President

JPMORGAN CHASE BANK, N.A.

/s/ Ellen E. Crane
Name: Ellen E. Crane
Title: Executive Director

12

Exhibit (g)(1)(d)(iii)

EXHIBIT 1

To Domestic Custody Agreement Between JPMorgan Chase Bank, N.A. (“Bank”)

And Proshares Trust (“Proshares”), dated as of May 25, 2006 (the “Agreement”), as amended from time to time, and as amended by

AMENDMENT #19 dated as of March 14, 2011 to the

The following are the lists of funds and corresponding fee schedules for which Bank shall provide services in accordance with the Agreement. This Exhibit replaces in its entirety Exhibit 1 and the corresponding fee schedules of the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

PROSHARES TRUST PORTFOLIOS

THAT ARE PARTIES TO THIS CUSTODY AGREEMENT

1.	ProShares Short S&P500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short MidCap400

5.	ProShares UltraShort S&P500
6.	ProShares UltraShort QQQ
7.	ProShares UltraShort Dow30
8.	ProShares UltraShort MidCap400

9.	ProShares Ultra S&P500
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400

13.	ProShares Ultra SmallCap600
14.	ProShares Ultra Russell2000

15.	ProShares Short SmallCap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort SmallCap600
18.	ProShares UltraShort Russell2000

19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials

23.	ProShares Ultra Health Care
24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas
26.	ProShares Ultra Real Estate
27.	ProShares Ultra Semiconductors
28.	ProShares Ultra Technology
29.	ProShares Ultra Utilities

30.	ProShares UltraShort Basic Materials
31.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services
33.	ProShares UltraShort Financials
34.	ProShares UltraShort Health Care
35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors
39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities

41.	ProShares Ultra Russell1000 Value
42.	ProShares Ultra Russell1000 Growth
43.	ProShares Ultra Russell MidCap Value
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort Russell1000 Value
48.	ProShares UltraShort Russell1000 Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth

53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares UltraShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE China 25

59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury

61.	ProShares Ultra FTSE China 25
62.	ProShares Ultra MSCI Japan

63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications

65.	ProShares Short Financials
66.	ProShares Short Oil & Gas

2

67.	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets
69.	ProShares Ultra Russell3000

70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil

73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000

75.	ProShares Credit Suisse 130/30

76.	ProShares UltraPro S&P500
77.	ProShares UltraPro Short S&P500

78.	ProShares Short 20+ Year Treasury

79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury

81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400
83.	ProShares UltraPro Russell2000
84.	ProShares UltraPro QQQ
85.	ProShares UltraPro Short Dow30
86.	ProShares UltraPro Short MidCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares UltraPro Short QQQ

89.	ProShares Short Basic Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology

94.	ProShares Ultra KBW Regional Banking
95.	ProShares Short KBW Regional Banking

96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market

100.	ProShares RAFI Long/Short

101.	ProShares Hedge Replication ETF
102.	ProShares Ultra TIPS
103.	ProShares UltraShort TIPS

3

104.	ProShares Short High Yield
105.	ProShares Short Investment Grade Corporate
106.	ProShares Ultra Short 3-7 Year Treasury
107.	ProShares Short 7-10 Year Treasury

4

SCHEDULE A

PROSHARES TRUST

FEE SCHEDULE

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

from

JPMORGAN CHASE BANK, N.A.

A.	Global Custody Core Service Fees

Market Value Fees	Annual Fee
All domestic assets
First $2 billion	2.50 bp
Over $2 billion	1.00 bp

U.S. Market Transaction Charges	Per Transaction
DTC non-Russell index funds	$5.00
DTC Russell index funds	$3.50
Fed Book Entry	$5.00
Physical Transactions	$12.00
Futures/Options	$12.00
Wire Transfers	$8.00

B.	Out-of-Pocket Fees (Custody Only)

The Trust shall reimburse JPMorgan for all reasonable out-of-pocket expenses incurred on its behalf.

5

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

C.	Global Fee Schedule

Global Custody Core Service Fees

Asset charges (per annum) and Transaction charges (per security movement). These global custody fees are all the fees contemplated in Section 4.1 of the Global Custody Rider to this agreement.

Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)	Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)
Argentina	20.00	45.00	Jordan	35.00	75.00
Australia	2.00	20.00	Korea	10.00	35.00
Austria	2.50	35.00	Malaysia	8.00	35.00
Belgium	2.50	25.00	Mexico	8.00	25.00
Brazil	12.00	45.00	Morocco	35.00	75.00
Chile	20.00	45.00	Netherlands	2.00	20.00
China	20.00	45.00	New Zealand	3.00	35.00
Colombia	25.00	75.00	Norway	2.00	35.00
Czech Republic	17.00	45.00	Pakistan	35.00	75.00
Denmark	2.00	25.00	Peru	25.00	75.00
Egypt	25.00	50.00	Philippines	8.00	35.00
Finland	2.00	25.00	Poland	17.00	45.00
France	1.75	20.00	Portugal	4.00	35.00
Germany	1.75	20.00	Russia	17.00	45.00
Greece	8.00	25.00	Singapore	4.00	35.00
Hong Kong	3.00	35.00	South Africa	8.00	35.00
Hungary	17.00	45.00	Spain	2.50	35.00
India	10.00	45.00	Sweden	2.00	25.00
Indonesia	8.00	35.00	Switzerland	2.00	20.00
Ireland	2.00	35.00	Taiwan	15.00	45.00
Israel	15.00	45.00	Thailand	8.00	35.00
Italy	2.00	20.00	Turkey	10.00	35.00
Japan	1.25	20.00	United Kingdom	1.00	15.00

6

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

D.	Agency Services

JPMorgan shall be entitled to receive transaction fees from Authorized Participants (APs) according to the following schedule.

Fixed fee schedule charged to create or redeem Creation Units regardless of number of units redeemed or created for an order:

ProShares Ultra S&P500®	$2,500
ProShares Short S&P500®	$500
ProShares UltraShort S&P500®	$500
ProShares Ultra QQQ®	$500
ProShares Short QQQ®	$500
ProShares UltraShort QQQ®	$500
ProShares Ultra Dow30SM	$500
ProShares Short Dow30SM	$500
ProShares UltraShort Dow30SM	$500
ProShares Ultra MidCap400	$2,000
ProShares Short MidCap400	$500
ProShares UltraShort MidCap400	$500
ProShares Ultra Russell2000	$3,500
ProShares Short Russell2000	$500
ProShares UltraShort Russell2000	$500
ProShares Ultra SmallCap600	$3,000
ProShares Short SmallCap600	$500
ProShares UltraShort SmallCap600	$500

7

ProShares Ultra Russell1000 Value	$3,055
ProShares Short Russell1000 Value	$500
ProShares UltraShort Russell1000 Value	$500
ProShares Ultra Russell1000 Growth	$3,415
ProShares Short Russell1000 Growth	$500
ProShares UltraShort Russell1000 Growth	$500
ProShares Ultra Russell MidCap Value	$2,405
ProShares Short Russell MidCap Value	$500
ProShares UltraShort Russell MidCap Value	$500
ProShares Ultra Russell MidCap Growth	$2,695
ProShares Short Russell MidCap Growth	$500
ProShares UltraShort Russell MidCap Growth	$500
ProShares Ultra Russell2000 Value	$3,500
ProShares Short Russell2000 Value	$500
ProShares UltraShort Russell2000 Value	$500
ProShares Ultra Russell2000 Growth	$3,500
ProShares Short Russell2000 Growth	$500
ProShares UltraShort Russell2000 Growth	$500
ProShares Ultra Basic Materials	$500
ProShares Short Basic Materials	$500
ProShares UltraShort Basic Materials	$500
ProShares Ultra Consumer Goods	$755
ProShares Short Consumer Goods	$500
ProShares UltraShort Consumer Goods	$500
ProShares Ultra Consumer Services	$1,265

8

ProShares Short Consumer Services	$500
ProShares UltraShort Consumer Services	$500
ProShares Ultra Financials	$625
ProShares Short Financials	$250
ProShares UltraShort Financials	$500
ProShares Ultra Health Care	$800
ProShares Short Health Care	$500
ProShares UltraShort Health Care	$500
ProShares Ultra Industrials	$1,355
ProShares Short Industrials	$500
ProShares UltraShort Industrials	$500
ProShares Ultra Oil & Gas	$250
ProShares Short Oil & Gas	$500
ProShares UltraShort Oil & Gas	$250
ProShares Ultra Real Estate	$250
ProShares Short Real Estate	$500
ProShares UltraShort Real Estate	$250
ProShares Ultra Semiconductors	$250
ProShares Short Semiconductors	$500
ProShares UltraShort Semiconductors	$250
ProShares Ultra Technology	$500
ProShares Short Technology	$500
ProShares UltraShort Technology	$250
ProShares Ultra Utilities	$500
ProShares Short Utilities	$500

9

ProShares UltraShort Utilities	$500
ProShares Short MSCI Emerging Markets	$500
ProShares Short MSCI EAFE	$500
ProShares UltraShort MSCI Emerging Markets	$250
ProShares UltraShort MSCI Japan	$500
ProShares UltraShort MSCI EAFE	$250
ProShares UltraShort FTSE China 25	$250
ProShares UltraShort 7-10 Year Treasury	$500
ProShares UltraShort 20+ Year Treasury	$500
ProShares Ultra FTSE China 25	$250	*
ProShares Ultra FTSE China 25	$875	***
ProShares Ultra MSCI Japan	$500	*
ProShares Ultra MSCI Japan	$5,000	***
ProShares Ultra Telecommunications	$500
ProShares UltraShort Telecommunications	$500
ProShares Ultra MSCI EAFE	$500	*
ProShares Ultra MSCI EAFE	$1,250	***
ProShares Ultra MSCI Emerging Markets	$500	*
ProShares Ultra MSCI Emerging Markets	$1,250	***
ProShares UltraShort MSCI Europe	$500

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, the express written approval of the Bank is required.

10

ProShares UltraShort MSCI Pacific ex-Japan	$500
ProShares UltraShort MSCI Brazil	$250
ProShares UltraShort MSCI Mexico Investable Market	$250
ProShares Ultra Russell3000	$3,500
ProShares UltraShort Russell3000	$500
ProShares Credit Suisse 130/30	$500
ProShares UltraPro S&P500®	$1,250
ProShares UltraPro Short S&P500®	$250
ProShares Short 7-10 Year Treasury	$250
ProShares Short 20+ Year Treasury	$250
ProShares Ultra 7-10 Year Treasury	$250
ProShares Ultra 20+ Year Treasury	$250
ProShares UltraPro Dow30	$325
ProShares UltraPro MidCap400	$1,250
ProShares UltraPro Russell2000	$1750
ProShares UltraPro QQQ	$500
ProShares UltraPro Short Dow30	$250
ProShares UltraPro Short MidCap400	$250
ProShares UltraPro Short Russell2000	$250
ProShares UltraPro Short QQQ	$250
ProShares Short Basic Materials	$500
ProShares Short Real Estate	$500
ProShares Short FTSE China 25	$500
ProShares Ultra Nasdaq Biotechnology	$625

11

ProShares UltraShort Nasdaq Biotechnology	$500
ProShares Ultra KBW Regional Banking	$500
ProShares Short KBW Regional Banking	$500
ProShares Ultra MSCI Europe	$500	**
ProShares Ultra MSCI Pacific ex-Japan	$500	**
ProShares Ultra MSCI Brazil	$250	**
ProShares Ultra MSCI Mexico Investable Market	$250	**
ProShares RAFI Long/Short	$500
ProShares Hedge Replication ETF	$500	*
ProShares Ultra TIPS	$250
ProShares UltraShort TIPS	$250
ProShares Short High Yield	$250
ProShares Short Investment Grade Corporate	$250
ProShares UltraShort 3-7 Year Treasury	$250
ProShares Short 7-10 Year Treasury	$250

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, the express written approval of the Bank is required

12

Additional Transaction Fees.

An additional charge of up to three (3) times the normal creation redemption fee (for a total charge of up to four (4) times the normal creation redemption fee) will be collected with respect to transactions effected by Authorized Participants outside the Clearing Process.

PROSHARES TRUST

/s/ Louis M. Mayberg
Name: Louis M. Mayberg
Title: President

JPMORGAN CHASE BANK, N.A.

/s/ Ellen E. Crane
Name: Ellen E. Crane
Title: Executive Director

13

Exhibit (g)(1)(d)(iv)

EXHIBIT 1

To Domestic Custody Agreement Between JPMorgan Chase Bank, N.A. (“Bank”)

And Proshares Trust (“Proshares”), dated as of May 25, 2006 (the “Agreement”), as amended from time to time, and as amended by

AMENDMENT #20 dated as of April 7, 2011 to the

The following are the lists of funds and corresponding fee schedules for which Bank shall provide services in accordance with the Agreement. This Exhibit replaces in its entirety Exhibit 1 and the corresponding fee schedules of the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

PROSHARES TRUST PORTFOLIOS

THAT ARE PARTIES TO THIS CUSTODY AGREEMENT

1.	ProShares Short S&P500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short MidCap400

5.	ProShares UltraShort S&P500
6.	ProShares UltraShort QQQ
7.	ProShares UltraShort Dow30
8.	ProShares UltraShort MidCap400

9.	ProShares Ultra S&P500
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400

13.	ProShares Ultra SmallCap600
14.	ProShares Ultra Russell2000

15.	ProShares Short SmallCap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort SmallCap600
18.	ProShares UltraShort Russell2000

19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials
23.	ProShares Ultra Health Care

24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas
26.	ProShares Ultra Real Estate
27.	ProShares Ultra Semiconductors
28.	ProShares Ultra Technology
29.	ProShares Ultra Utilities

30.	ProShares UltraShort Basic Materials
31.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services
33.	ProShares UltraShort Financials
34.	ProShares UltraShort Health Care
35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors
39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities

41.	ProShares Ultra Russell1000 Value
42.	ProShares Ultra Russell1000 Growth
43.	ProShares Ultra Russell MidCap Value
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort Russell1000 Value
48.	ProShares UltraShort Russell1000 Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth

53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares UltraShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE China 25

59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury

61.	ProShares Ultra FTSE China 25
62.	ProShares Ultra MSCI Japan

63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications

65.	ProShares Short Financials
66.	ProShares Short Oil & Gas

67.	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets
69.	ProShares Ultra Russell3000

70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil

73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000

75.	ProShares Credit Suisse 130/30

76.	ProShares UltraPro S&P500
77.	ProShares UltraPro Short S&P500

78.	ProShares Short 20+ Year Treasury

79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury

81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400
83.	ProShares UltraPro Russell2000
84.	ProShares UltraPro QQQ
85.	ProShares UltraPro Short Dow30
86.	ProShares UltraPro Short MidCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares UltraPro Short QQQ

89.	ProShares Short Basic Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology

94.	ProShares Ultra KBW Regional Banking
95.	ProShares Short KBW Regional Banking

96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market

100.	ProShares RAFI Long/Short

101.	ProShares Hedge Replication ETF
102.	ProShares Ultra TIPS
103.	ProShares UltraShort TIPS

104.	ProShares Short High Yield
105.	ProShares Short Investment Grade Corporate
106.	ProShares Ultra Short 3-7 Year Treasury
107.	ProShares Short 7-10 Year Treasury

108.	ProShares Ultra High Yield
109.	ProShares Ultra Investment Grade Corporate

SCHEDULE A

PROSHARES TRUST

FEE SCHEDULE

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

from

JPMORGAN CHASE BANK, N.A.

A.	Global Custody Core Service Fees

Market Value Fees	Annual Fee
All domestic assets
First $2 billion	2.50 bp
Over $2 billion	1.00 bp

U.S. Market Transaction Charges	Per Transaction
DTC non-Russell index funds	$5.00
DTC Russell index funds	$3.50
Fed Book Entry	$5.00
Physical Transactions	$12.00
Futures/Options	$12.00
Wire Transfers	$8.00

B.	Out-of-Pocket Fees (Custody Only)

The Trust shall reimburse JPMorgan for all reasonable out-of-pocket expenses incurred on its behalf.

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

C.	Global Fee Schedule

Global Custody Core Service Fees

Asset charges (per annum) and Transaction charges (per security movement). These global custody fees are all the fees contemplated in Section 4.1 of the Global Custody Rider to this agreement.

Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)
Argentina	20.00	45.00
Australia	2.00	20.00
Austria	2.50	35.00
Belgium	2.50	25.00
Brazil	12.00	45.00
Chile	20.00	45.00
China	20.00	45.00
Colombia	25.00	75.00
Czech Republic	17.00	45.00
Denmark	2.00	25.00
Egypt	25.00	50.00
Finland	2.00	25.00
France	1.75	20.00
Germany	1.75	20.00
Greece	8.00	25.00
Hong Kong	3.00	35.00
Hungary	17.00	45.00
India	10.00	45.00
Indonesia	8.00	35.00
Ireland	2.00	35.00
Israel	15.00	45.00
Italy	2.00	20.00
Japan	1.25	20.00

Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)
Jordan	35.00	75.00
Korea	10.00	35.00
Malaysia	8.00	35.00
Mexico	8.00	25.00
Morocco	35.00	75.00
Netherlands	2.00	20.00
New Zealand	3.00	35.00
Norway	2.00	35.00
Pakistan	35.00	75.00
Peru	25.00	75.00
Philippines	8.00	35.00
Poland	17.00	45.00
Portugal	4.00	35.00
Russia	17.00	45.00
Singapore	4.00	35.00
South Africa	8.00	35.00
Spain	2.50	35.00
Sweden	2.00	25.00
Switzerland	2.00	20.00
Taiwan	15.00	45.00
Thailand	8.00	35.00
Turkey	10.00	35.00
United Kingdom	1.00	15.00

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

D.	Agency Services

JPMorgan shall be entitled to receive transaction fees from Authorized Participants (APs) according to the following schedule.

Fixed fee schedule charged to create or redeem Creation Units regardless of number of units redeemed or created for an order:

ProShares Ultra S&P500®	$2,500
ProShares Short S&P500®	$500
ProShares UltraShort S&P500®	$500
ProShares Ultra QQQ®	$500
ProShares Short QQQ®	$500
ProShares UltraShort QQQ®	$500
ProShares Ultra Dow30SM	$500
ProShares Short Dow30SM	$500
ProShares UltraShort Dow30SM	$500
ProShares Ultra MidCap400	$2,000
ProShares Short MidCap400	$500
ProShares UltraShort MidCap400	$500
ProShares Ultra Russell2000	$3,500
ProShares Short Russell2000	$500
ProShares UltraShort Russell2000	$500
ProShares Ultra SmallCap600	$3,000
ProShares Short SmallCap600	$500
ProShares UltraShort SmallCap600	$500

ProShares Ultra Russell1000 Value	$3,055
ProShares Short Russell1000 Value	$500
ProShares UltraShort Russell1000 Value	$500
ProShares Ultra Russell1000 Growth	$3,415
ProShares Short Russell1000 Growth	$500
ProShares UltraShort Russell1000 Growth	$500
ProShares Ultra Russell MidCap Value	$2,405
ProShares Short Russell MidCap Value	$500
ProShares UltraShort Russell MidCap Value	$500
ProShares Ultra Russell MidCap Growth	$2,695
ProShares Short Russell MidCap Growth	$500
ProShares UltraShort Russell MidCap Growth	$500
ProShares Ultra Russell2000 Value	$3,500
ProShares Short Russell2000 Value	$500
ProShares UltraShort Russell2000 Value	$500
ProShares Ultra Russell2000 Growth	$3,500
ProShares Short Russell2000 Growth	$500
ProShares UltraShort Russell2000 Growth	$500
ProShares Ultra Basic Materials	$500
ProShares Short Basic Materials	$500
ProShares UltraShort Basic Materials	$500
ProShares Ultra Consumer Goods	$755
ProShares Short Consumer Goods	$500
ProShares UltraShort Consumer Goods	$500
ProShares Ultra Consumer Services	$1,265

ProShares Short Consumer Services	$500
ProShares UltraShort Consumer Services	$500
ProShares Ultra Financials	$625
ProShares Short Financials	$250
ProShares UltraShort Financials	$500
ProShares Ultra Health Care	$800
ProShares Short Health Care	$500
ProShares UltraShort Health Care	$500
ProShares Ultra Industrials	$1,355
ProShares Short Industrials	$500
ProShares UltraShort Industrials	$500
ProShares Ultra Oil & Gas	$250
ProShares Short Oil & Gas	$500
ProShares UltraShort Oil & Gas	$250
ProShares Ultra Real Estate	$250
ProShares Short Real Estate	$500
ProShares UltraShort Real Estate	$250
ProShares Ultra Semiconductors	$250
ProShares Short Semiconductors	$500
ProShares UltraShort Semiconductors	$250
ProShares Ultra Technology	$500
ProShares Short Technology	$500
ProShares UltraShort Technology	$250
ProShares Ultra Utilities	$500
ProShares Short Utilities	$500

ProShares UltraShort Utilities	$500
ProShares Short MSCI Emerging Markets	$500
ProShares Short MSCI EAFE	$500
ProShares UltraShort MSCI Emerging Markets	$250
ProShares UltraShort MSCI Japan	$500
ProShares UltraShort MSCI EAFE	$250
ProShares UltraShort FTSE China 25	$250
ProShares UltraShort 7-10 Year Treasury	$500
ProShares UltraShort 20+ Year Treasury	$500
ProShares Ultra FTSE China 25	$250	*
ProShares Ultra FTSE China 25	$875	***
ProShares Ultra MSCI Japan	$500	*
ProShares Ultra MSCI Japan	$5,000	***
ProShares Ultra Telecommunications	$500
ProShares UltraShort Telecommunications	$500
ProShares Ultra MSCI EAFE	$500	*
ProShares Ultra MSCI EAFE	$1,250	***
ProShares Ultra MSCI Emerging Markets	$500	*
ProShares Ultra MSCI Emerging Markets	$1,250	***
ProShares UltraShort MSCI Europe	$500

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, the express written approval of the Bank is required.

ProShares UltraShort MSCI Pacific ex-Japan	$500
ProShares UltraShort MSCI Brazil	$250
ProShares UltraShort MSCI Mexico Investable Market	$250
ProShares Ultra Russell3000	$3,500
ProShares UltraShort Russell3000	$500
ProShares Credit Suisse 130/30	$500
ProShares UltraPro S&P500®	$1,250
ProShares UltraPro Short S&P500®	$250
ProShares Short 7-10 Year Treasury	$250
ProShares Short 20+ Year Treasury	$250
ProShares Ultra 7-10 Year Treasury	$250
ProShares Ultra 20+ Year Treasury	$250
ProShares UltraPro Dow30	$325
ProShares UltraPro MidCap400	$1,250
ProShares UltraPro Russell2000	$1750
ProShares UltraPro QQQ	$500
ProShares UltraPro Short Dow30	$250
ProShares UltraPro Short MidCap400	$250
ProShares UltraPro Short Russell2000	$250
ProShares UltraPro Short QQQ	$250
ProShares Short Basic Materials	$500
ProShares Short Real Estate	$500
ProShares Short FTSE China 25	$500
ProShares Ultra Nasdaq Biotechnology	$625

ProShares UltraShort Nasdaq Biotechnology	$500
ProShares Ultra KBW Regional Banking	$500
ProShares Short KBW Regional Banking	$500
ProShares Ultra MSCI Europe	$500	**
ProShares Ultra MSCI Pacific ex-Japan	$500	**
ProShares Ultra MSCI Brazil	$250	**
ProShares Ultra MSCI Mexico Investable Market	$250	**
ProShares RAFI Long/Short	$500
ProShares Hedge Replication ETF	$500	*
ProShares Ultra TIPS	$250
ProShares UltraShort TIPS	$250
ProShares Short High Yield	$250
ProShares Short Investment Grade Corporate	$250
ProShares UltraShort 3-7 Year Treasury	$250
ProShares Short 7-10 Year Treasury	$250
ProShares Ultra High Yield	$250
ProShares Ultra Investment Grade Corporate	$250

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, the express written approval of the Bank is required

Additional Transaction Fees.

An additional charge of up to three (3) times the normal creation redemption fee (for a total charge of up to four (4) times the normal creation redemption fee) will be collected with respect to transactions effected by Authorized Participants outside the Clearing Process.

PROSHARES TRUST

/s/ Louis Mayberg
Name: Louis Mayberg
Title: President

JPMORGAN CHASE BANK, N.A.

/s/ Ellen E. Crane
Name: Ellen E. Crane
Title: Executive Director

13